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                                                                    EXHIBIT 10.3


                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     ASHFORD HOSPITALITY LIMITED PARTNERSHIP

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ASHFORD HOSPITALITY LIMITED PARTNERSHIP (the "Amendment") is made this 16th day of October, 2003, to be effective as of August 29, 2003 (the "Effective Date"), among the undersigned General and Limited Partners.

                                    RECITALS:

         A. Ashford Hospitality Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the State of Delaware by the filing of a Certificate of Limited Partnership with the Secretary of State of Delaware on May 13, 2003.

         B. The General Partner and the Original Limited Partner entered into the Agreement of Limited Partnership as of August 18, 2003, and the General Partner and the Limited Partners entered into an Amended and Restated Agreement of Limited Partnership for the Partnership on August 29, 2003 (as may be amended from time to time, the "Agreement").

         C. The General Partner and the Limited Partners now desire to further amend the Agreement.

         D. For purposes hereof, all terms with their initial letter capitalized shall have the same meaning herein as given such terms in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Term. Section 3.2 of the Agreement is hereby modified by deleting Section 3.2 thereof and adding the following in lieu thereof:

                  Section 3.2 TERM. The Partnership as herein constituted shall continue in perpetuity and shall have perpetual existence, unless earlier dissolved or terminated pursuant to law or the provisions of this Agreement.

         2. Limited Modification. Except as modified herein, the Agreement, together with all terms and provisions thereof, shall remain in full force and effect, all of which are ratified by the General Partner and the Limited Partners.

         3. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Delaware.

         4. Counterparts. This Amendment may be executed in multiple counterparts, each one of which shall constitute an original executed copy of this Amendment.


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         IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written, effective as of the Effective Date.

                         GENERAL PARTNER:

                         ASHFORD OP GENERAL PARTNER LLC,
                         a Delaware limited liability company

                         By: /s/ DAVID A. BROOKS
                            ----------------------------------------------
                               David A. Brooks, Vice President

                         LIMITED PARTNERS:

                         ASHFORD OP LIMITED PARTNER LLC,
                         a Delaware limited liability company

                         By: /s/ DAVID A. BROOKS
                            ----------------------------------------------
                               David A. Brooks, Vice President

                         REMINGTON SUITES AUSTIN, L.P.,
                         a Delaware limited partnership

                         By: Remington Suites Austin, Inc., a Delaware corporation, its general partner

                                  By: /s/ DAVID A. BROOKS
                                     -------------------------------------
                                     David A. Brooks, Vice President

                         REMINGTON SUITES DALLAS, L.P.,
                         a Delaware limited partnership

                         By: Remington Suites Dallas, Inc., a Delaware corporation, its general partner

                                  By: /s/ DAVID A. BROOKS
                                     -------------------------------------
                                     David A. Brooks, Vice President


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                         REMINGTON SUITES DULLES, L.P.,
                         a Delaware limited partnership

                         By: Remington Suites Dulles, Inc., a Delaware corporation, its general partner


                                  By:
                                     -------------------------------------
                                        David A. Brooks, Vice President

                         REMINGTON SUITES LAS VEGAS, L.P.,
                         a Delaware limited partnership

                         By: Remington Suites Las Vegas, Inc., a Delaware corporation, its general partner

                                  By:
                                     -------------------------------------
                                        David A. Brooks, Vice President

                         CHICAGO ILLINOIS HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership

                         By:      Illinois Hotel II Corp., a Delaware
                                  corporation, its general partner

                                  By:
                                     -------------------------------------
                                        David A. Brooks, Vice President

                         ASHFORD FINANCIAL CORPORATION


                         By:
                            ----------------------------------------------
                               David J. Kimichik, President


         The undersigned has executed this Agreement not as a Partner of the Partnership but to agree to the provisions of this Agreement imposing obligations on, granting rights to, the Company.

                         ASHFORD HOSPITALITY TRUST, INC.


                         By:
                            ----------------------------------------------
                               David J. Kimichik, Chief Executive Officer